Exhibit 10.47

      THE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND THEY MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR
(ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE ACT BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE COMPANY, OR OTHER COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE ACT AS WELL AS ANY APPLICABLE "BLUE SKY" OR SIMILAR STATE SECURITIES LAW.

                                 July ___, 2000

                            URBAN COOL NETWORK, INC.
                          COMMON STOCK PURCHASE WARRANT

                     The Transferability of this Warrant is
                       Restricted as Provided in Section 3

W-__                        Warrants to Purchase ________ Shares of Common Stock

      For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by Urban Cool Network, Inc., a Delaware corporation (the "Company"), ________________________ is hereby granted the right to purchase, at the initial exercise price of $2.00 per share (subject to adjustment as provided herein), at any time from ____________, 2000 [6 months after date of original issuance] until 5:00 p.m., New York City time, on __________ 2005, [5 years after date of issuance] __________ shares of common stock of the Company, $.01 par value per share (the "Shares").

      Each Common Stock Purchase Warrant (each, a "Warrant") is initially exercisable at a price of $2.00 per Share, payable in cash or by certified or official bank check in New York Clearing House funds, subject to adjustments as provided in Section 5 hereof. Upon surrender of this Warrant, with the annexed Subscription Form duly executed, together with payment of the Purchase Price (as hereinafter defined) for the Shares purchased at the offices of the Company, the registered holder of this Warrant (the "Holder") shall be entitled to receive a certificate or certificates for the Shares so purchased.

      1. Exercise of Warrant.

            The purchase rights represented by this Warrant are exercisable at the option of the Holder, in whole or in part (but not as to fractional Shares underlying this Warrant), during any period in which this Warrant may be exercised as set forth above. In the case of the purchase of less than all the Shares purchasable under this Warrant, the Company shall cancel this Warrant upon the surrender hereof and shall execute and deliver a new Warrant of like tenor for the balance of the Shares purchasable hereunder.

      2. Issuance of Certificates.

            Upon the exercise of this Warrant and payment in full for the Shares, the issuance of certificates for Shares underlying this Warrant shall be made forthwith (and in any event within five (5) business days thereafter) without charge to the Holder, including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall (subject to the provisions of Section 3 hereof) be issued in the name of, or in such names as may be directed by, the Holder; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. The certificates representing the Shares underlying this Warrant shall be executed on behalf of the Company by the manual or facsimile signature of the present or any future Chairman, Vice Chairman, President or Vice President and Secretary or Assistant Secretary of the Company.

      3. Restriction on Transfer; Registration Under the Securities Act of 1933, as amended.

      3.1 Restriction on Transfer. Neither this Warrant nor any Shares issuable upon exercise hereof has been registered under the Securities Act of 1933, as amended (the "Act"), and none of such securities may be offered, sold, pledged, hypothecated, assigned or transferred except (i) pursuant to a registration statement under the Act which has become effective and is current with respect to such securities or (ii) pursuant to a specific exemption from registration under the Act but only upon a Holder hereof first having obtained the written opinion of counsel to the Company, or other counsel reasonably acceptable to the Company, that the proposed disposition is consistent with all applicable provisions of the Act as well as any applicable "Blue Sky" or similar state securities law. Upon exercise, in part or in whole, of this Warrant, each certificate issued representing the Shares underlying this Warrant shall bear a legend to the foregoing effect.

      3.2 Demand Registration.

      (a) At any time during the five-year period commencing 12 months after the date of original issuance of the Warrants, if the Company is subject to the reporting requirements of Section 13 or Section 15(g) under the Exchange Act of 1934, as amended (the "Exchange Act"), the Holders of the Warrants and/or Shares representing a "Majority" (as hereinafter defined) of such securities shall have the right (which right is in addition to the registration rights under Section
3.3  hereof),  to have the  Company  prepare  and file with the  Securities  and
Exchange Commission (the "Commission"), on one occasion, a registration statement and such other documents, including a prospectus, as may be necessary in the opinion of counsel for the Company, and counsel for the Holders, if any, and the Holders, in order to comply with the provisions of the Securities Act, so as to permit a public offering and sale of their respective Shares for nine
(9) consecutive months by such Holders and any other Holders of the Warrants and/or Shares who notify the Company within ten (10) days after receiving notice from the Company of such request. The Company covenants and agrees to give written notice of any registration request under this Section 3.2 by any Holders or Holders to all other Holders of Warrants and Shares within ten (10) days of the receipt of any such registration request.

      (b) The Company shall use its best efforts to file a registration statement within thirty (30) days of receipt of any demand therefor and to have any registration statement declared effective at the earliest possible time. The Company shall furnish each Holder desiring to sell Shares such number of prospectuses as shall reasonably be requested.

      3.3 Piggyback Registration.

      (a) If, at any time during the five-year period commencing 12 months after the date of original issuance of the Warrants, the Company proposes to register any of its securities under the Securities Act (other than in connection with the merger, acquisition or exchange offer on Form S-4 or pursuant to Form S-8 or successor forms) it will give written notice by registered mail, at least thirty
(30) days prior to the filing of each such registration statement, to the Holder(s) of the Warrants and/or the Shares of its intention to do so. Upon the written request of any Holder of the Warrants and/or the Shares given within ten
(10) days after receipt of any such notice of his desire to include any Shares in such proposed registration statement, the Company shall afford such Holder(s) of the Warrants and/or the Shares the opportunity to have any such Shares registered under such registration statement.

      (b) Notwithstanding the provisions of this Section 3.3 the Company shall have the right at any time after it shall have given written notice pursuant to this Section 3.3 (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof.

      3.4 Certain Covenants with Respect to Registration. In connection with any registration under Sections 3.2 or 3.3 hereof, the Company covenants and agrees as follows:

            (a) The Company shall use its best efforts to cause any registration statement to be declared effective at the earliest possible time, and shall furnish each Holder desiring to sell Warrant Securities such number of prospectuses as shall be reasonably required.

            (b) The Company shall pay all costs (excluding fees and expenses of Holder(s)' counsel and any underwriting or selling commissions or other charges of any broker-dealer acting on behalf of Holder(s)), fees and expenses in connection with all registration statements filed pursuant to Sections 3.2 and
3.3 hereof including, without limitation, the Company's legal and accounting fees, printing expenses, blue sky fees and expenses.

            (c) The Company will take all necessary action which may be required in qualifying or registering the Warrants and Shares or New Warrants and New Warrant Shares, as defined in Section 6 hereof, (collectively, the "Warrant Securities") included in a registration statement for offering and sale under the securities or blue sky laws of such states as reasonably are requested by the Holder(s), provided that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

            (d) The Company shall indemnify the Holder(s) of the Warrant Securities to be sold pursuant to any registration statement and each person, if any, who controls such Holders within the meaning of Section 15 of the Act or
Section 20(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or any other statute, common law or otherwise, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in such registration statement executed by the Company or based upon written information furnished by the Company filed in any jurisdiction in order to qualify the Warrant Securities under the securities laws thereof or filed with the Securities and Exchange

Commission (the "Commission"), any state securities commission or agency, the National Association of Securities Dealers, Inc., The Nasdaq Stock Market or any securities exchange, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements contained therein not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by the Holder(s) expressly for use in such registration statement, any amendment or supplement thereto or any application, as the case may be. If any action is brought against the Holder(s) or any controlling person of the Holder(s) in respect of which indemnity may be sought against the Company pursuant to this
Section  3.4(c),  the Holder(s) or such  controlling  person shall within thirty
(30) days after the receipt thereby of a summons or complaint notify the Company in writing of the institution of such action and the Company shall assume the defense of such action, including the employment and payment of reasonable fees and expenses of counsel (which counsel shall be reasonably satisfactory to the Holder(s) or such controlling person), but the failure to give such notice shall not affect such indemnified person's right to indemnification hereunder except to the extent that the Company's defense of such action was materially adversely affected thereby. The Holder(s) or such controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Holder(s) or such controlling person unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action, the Company shall not have employed counsel to have charge of the defense of such action or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events the fees and expenses of not more than one additional firm of attorneys for the Holder(s) and/or such controlling person shall be borne by the Company. Except as expressly provided in the previous sentence, in the event that the Company shall not previously have assumed the defense of any such action or claim, the Company shall not thereafter be liable to the Holder(s) or such controlling person in investigating, preparing or defending any such action or claim. The Company agrees promptly to notify the Holder(s) of the commencement of any litigation or proceedings against the Company or any of its officers, directors or controlling persons in connection with the resale of the Warrant Securities or in connection with such registration statement. The Company agrees to notify promptly the Holder(s) of the commencement of any litigation or proceedings against the Company or any of its officers, directors or controlling persons in connection with the resale of any of the Warrant Securities in connection with such registration statement. The Company further agrees that upon demand by an indemnified person, at any time or from time to time, it will promptly reimburse such indemnified person for any loss, claim, damage, liability, cost or expense actually and reasonably paid by the indemnified person as to which the Company has indemnified such person pursuant hereto. Notwithstanding the foregoing provisions of this Section 3.4(c), any such payment or reimbursement by the Company of fees, expenses or disbursements incurred by an indemnified person in any proceeding in which a final judgment by a court of competent jurisdiction (after all appeals or the expiration of time to appeal) is entered against any Registration Rights Holder or such indemnified person as a direct result of any Registration Rights Holder or such person's gross negligence or willful misfeasance will be promptly repaid to the Company.

            (e) The Holder(s) of the Warrant Securities to be sold pursuant to a registration
statement, and their successors and assigns, shall severally, and not jointly, indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against all loss, claim, damage or expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Act, the Exchange Act or otherwise, arising from information furnished in writing by or on behalf of such Holders, or their successors or assigns, for specific inclusion in such registration statement. The Holder(s) further agree(s) that upon demand by an indemnified person, at any time or from time to time, they will promptly reimburse such indemnified person for any loss, claim, damage, liability, cost or expense actually and reasonably paid by the indemnified person as to which the Holder(s) have indemnified such person pursuant hereto. Notwithstanding the foregoing provisions of this Section 3.3(d), any such payment or reimbursement by the Holder(s) of fees, expenses or disbursements incurred by an indemnified person in any proceeding in which a final judgment by a court of competent jurisdiction (after all appeals or the expiration of time to appeal) is entered against the Company or such indemnified person as a direct result of the Company or such person's gross negligence or willful misfeasance will be promptly repaid to the Holder(s).

            (f) Nothing contained in this Agreement shall be construed as requiring the Holder(s) to exercise their Warrants or New Warrants prior to the initial filing of any registration statement or the effectiveness thereof.

            (g) The Company shall furnish to each Holder participating in the offering and to each underwriter, if any, and the Placement Agent, a signed counterpart, addressed to such Holder or underwriter, if any, and the Placement Agent, of (i) an opinion of counsel to the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), and (ii) a "cold comfort" letter dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement) signed by the independent public auditors who have issued a report on the Company's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities.

            (h) For the purposes of this Agreement, the term "Majority" in reference to the Registration Rights Holders of Shares and/or Warrant Shares shall mean in excess of fifty percent (50%) of the then outstanding Shares and/or Warrant Shares (assuming the exercises of all Warrants) that (i) are not held by the Company, an affiliate (excluding, if applicable, the Placement Agent and its affiliates, officers and directors), officer, creditor, employee or agent thereof or any of their respective affiliates, member of their family, persons acting as nominees or in conjunction therewith and (ii) have not been resold to the public pursuant to a registration statement filed with the Commission under the Securities Act.

      4. Price.

      4.1 Initial and Adjusted Purchase Price. The initial purchase price shall be $2.00 per Share. The adjusted purchase price shall be the price which shall result from time to time from any and all adjustments of the initial purchase price in accordance with the provisions of Section 5 hereof.

      4.2 Purchase Price. The term "Purchase Price" herein shall mean the initial purchase price or the adjusted purchase price, depending upon the context.

      5. Adjustments of Purchase Price and Number of Shares.

            In the event that, prior to the issuance by the Company of all the Shares issuable upon exercise of this Warrant, there shall be any change in the outstanding common stock of the Company by reason of the declaration of stock dividends, or through stock splits or combinations, the remaining Shares still subject to this Warrant and the purchase price thereof shall be appropriately adjusted (but without regard to fractions) by the Board of Directors of the Company to reflect such change.

      6. Merger or Consolidation.

            In case of any consolidation of the Company with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding common stock of the Company), the corporation formed by such consolidation or merger shall execute and deliver to the Holder a supplemental warrant agreement providing that the Holder shall have the right thereafter (until the expiration of such Warrant) to receive, upon exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger by a holder of the number of shares of common stock of the Company for which this Warrant might have been exercised immediately prior to such consolidation, merger, sale or transfer. The above provisions of this Section 6 shall similarly apply to successive consolidations or mergers.

      7. Exchange and Replacement of Warrant.

            This Warrant is exchangeable without expense, upon the surrender hereof by the registered Holder at the principal executive office of the Company for a new Warrant of like tenor and date representing in the aggregate the right to purchase the same number of Shares as are purchasable hereunder in such denominations as shall be designated by the Holder hereof at the time of such surrender.

            Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant.

      8. Elimination of Fractional Interests.

            The Company shall not be required to issue certificates representing fractions of Shares on the exercise of this Warrant, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated.

      9. Reservation of Securities.

            The Company shall at all times reserve and keep available out of its authorized common stock, solely for the purpose of issuance upon the exercise of this Warrant, such number of Shares as shall be issuable upon the exercise hereof. The Company covenants and agrees that, upon exercise of this Warrant and payment of the Purchase Price therefor, all Shares issuable upon such exercise shall be duly and validly issued, fully paid and nonassessable.

      10. Notices to Warrant Holders.

            Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company.

      11. Notices.

            All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed or sent by certified, registered, or express mail, postage prepaid, and shall be deemed given when so delivered personally, telegraphed or, if mailed, five days after the date of deposit in the United States mails, as follows:

      (a) If to the Company, to:

          Urban Cool Network, Inc.
          1401 Elm Street, Suite 1955
          Dallas, Texas 75202
          Attn:  Jacob R. Miles III, Chief Executive Officer

      (b) If to the registered Holder, to the address of such Holder as shown on the books of the Company.

      12. Supplements and Amendments. The Company and the Placement Agent may from time to time supplement or amend the Warrant Certificates without the approval of any Holders of the Warrant Certificates (other than the Placement Agent) in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Placement Agent may deem necessary or desirable and which the Company and the Placement Agent deem shall not adversely affect the interests of the Holders of Warrant Certificates. This Warrant Agreement may otherwise be amended, modified, superseded, renewed or extended only by a written instrument signed by the Company and the holders of at least a majority of the Warrants.

      13. Successors.

            All  the  covenants,  agreements,   representations  and  warranties
contained in this Warrant shall bind the parties hereto and their respective heirs, executors, administrators, distributees, successors and assigns.

      14. Headings.

            The   headings  in  this   Warrant  are  inserted  for  purposes  of
convenience only and shall have no substantive effect.

      15. Law Governing.

            This Warrant is delivered in the State of New York and shall be construed and enforced in accordance with, and governed by, the laws of the State of New York, without giving effect to conflicts of law principles.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its corporate name by, and such signature to be attested to by, a duly authorized officer and has caused its corporate seal to be affixed hereto on the date first above written.

                                       URBAN COOL NETWORK, INC.

[SEAL]

                                       By: _____________________________________
                                           Jacob R. Miles III
                                           Chief Executive Officer

Attest:

_________________________________
Name:
Title:

                            URBAN COOL NETWORK, INC.

                                SUBSCRIPTION FORM

                    (To be Executed by the Registered Holder
                        in order to Exercise the Warrant)

      The undersigned hereby irrevocably elects to exercise the right to purchase _________ Shares represented by this Warrant in accordance to the conditions hereof and herewith makes payment of the Purchase Price of such Shares in full.

                                         _______________________________________
                                         Signature

                                         _______________________________________
                                         Address

                                         _______________________________________
                                         Social Security Number or Taxpayer's
                                         ID Number

Dated:____________________________